UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 5, 2013 (November 5, 2013)
Date of Report (date of earliest event reported)

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AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

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Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Notes Supplemental Indenture

In connection with the consummation of the Merger (as defined below) and pursuant to the terms of the Indenture, dated as of October 9, 2007 (the “Convertible Notes Indenture”), by and among CapLease, Inc., a Maryland corporation (“Target”), Caplease, LP, a Delaware limited partnership and the operating partnership of Target (the “Target OP”), Caplease Debt Funding, LP, Caplease Services Corp., Caplease Credit LLC and Deutsche Bank Trust Company Americas, as trustee (“Deutsche Bank”), with respect to the Target’s outstanding 7.50% Convertible Senior Notes due 2027 (the “Convertible Notes”), American Realty Capital Properties, Inc., a Maryland corporation (the “Company”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of the Company (the “Company OP”), Target, the Target OP and Deutsche Bank entered into a Supplemental Indenture, dated as of November 5, 2013 (the “Convertible Notes Supplemental Indenture”), pursuant to which (i) the Company assumed, as of the effective time of the Merger, Target’s obligations under the Convertible Notes and the Convertible Notes Indenture, and (ii) the Company OP assumed, as of the effective time of the Partnership Merger (as defined below), the Target OP’s obligations under the Convertible Notes and the Convertible Notes Indenture.

Pursuant to the terms of the Convertible Notes Indenture, as amended by the Convertible Notes Supplemental Indenture, following the effective time of the Merger, the Convertible Notes will continue to bear interest at an annual rate of 7.50%, payable semi-annually in arrears on April 1 and October 1. The Convertible Notes will mature on October 1, 2027, unless earlier converted, redeemed or repurchased. The Company will have the right to redeem the Convertible Notes in whole or in part for cash at any time or from time to time at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus any accrued and unpaid interest. Holders of the Convertible Notes may require the Company to repurchase their Convertible Notes, in whole or in part, on October 1, 2017 and October 1, 2022, for a cash price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus any accrued and unpaid interest. As of November 5, 2013, Convertible Notes in an aggregate principal amount of $19,210,000 were outstanding.

The summary description of the material terms of the Convertible Notes Indenture and the Convertible Notes Supplemental Indenture contained in this Current Report on Form 8-K are not complete and are qualified in their entirety by reference to the Convertible Notes Indenture and the Convertible Notes Supplemental Indenture, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and which are incorporated herein by reference.

Junior Subordinated Supplemental Indenture

In connection with the consummation of the Partnership Merger and pursuant to the terms of the Junior Subordinated Indenture, dated as of December 13, 2005 (the “Junior Subordinated Indenture”), by and between the Target OP and The Bank of New York Mellon, as trustee, as successor-in-trust to JPMorgan Chase Bank, National Association (“BONY”), with respect to the Target’s outstanding unsecured junior subordinated notes (the “Junior Subordinated Notes”), the Company OP, the Target OP and BONY entered into a Supplemental Indenture, dated as of November 5, 2013 (the “Junior Subordinated Supplemental Indenture”), pursuant to which the Company OP assumed, as of the effective time of the Partnership Merger, the Target OP’s obligations under the Junior Subordinated Notes and the Junior Subordinated Indenture. In connection with the entry into the Junior Subordinated Supplemental Indenture, each of the Company and Merger Sub (as defined below) agreed to assume the obligations of Target under the terms of a guaranty agreement entered into in connection with the Junior Subordinated Indenture. As of November 5, 2013, Junior Subordinated Notes in an aggregate principal amount of $30,000,000 were outstanding.

Pursuant to the terms of the Junior Subordinated Indenture, as amended by the Junior Subordinated Supplemental Indenture, following the effective time of the Partnership Merger, the Junior Subordinated Notes will continue to bear interest at an annual rate of 7.68%, payable quarterly through January 30, 2016, and subsequently at a variable interest rate equal to LIBOR plus 2.60% per annum. The Junior Subordinated Notes mature on January 30, 2036, and may be redeemed, in whole or in part, at par, at the Company’s option, at any time.

The summary description of the material terms of the Junior Subordinated Indenture and the Junior Subordinated Supplemental Indenture contained in this Current Report on Form 8-K are not complete and are qualified in their entirety by reference to the Junior Subordinated Indenture and the Junior Subordinated Supplemental Indenture, which are attached hereto as Exhibit 4.3 and Exhibit 4.4, respectively, and which are incorporated herein by reference.

Wells Fargo Credit Agreement

In connection with the consummation of the Partnership Merger and pursuant to the terms of the Credit Agreement, dated as of June 29, 2012 (the “Credit Agreement”), as amended by the First Amendment to Credit Agreement, dated as of April 16, 2013 (the “First Amendment”), and the Second Amendment to Credit Agreement, dated as of June 21, 2013 (the “Second Amendment” and, collectively with the Credit Agreement and the First Amendment, the “Amended Credit Agreement”), by and among Target, the Target OP, certain subsidiaries of the Target OP party thereto (the “Additional Borrowers”) and Wells Fargo Bank, National Association, as administrative agent and sole lender (“Wells Fargo”), with respect to the Target OP’s $150,000,000 revolving credit facility, the Company, the Company OP, Merger Sub, the Additional Borrowers and Wells Fargo entered into the Third Amendment to Credit Agreement, dated as of November 5, 2013 (the “Third Amendment”), pursuant to which the Company OP assumed, concurrently with the effectiveness of the Partnership Merger, the obligations of the Target OP under the Amended Credit Agreement, and the Company and Merger Sub assumed the obligations of the Target under the Amended Credit Agreement.

Pursuant to the terms of the Amended Credit Agreement, as amended by the Third Amendment, the commitments under the Amended Credit Agreement were reduced to $100,000,000, all outstanding commitments were converted to term loan commitments, which commitments were fully drawn on the effective date of the Third Amendment, and all outstanding revolving loans were converted to term loans. The loans under the Amended Credit Agreement, as amended by the Third Amendment, will continue to bear interest at an annual rate of one-month LIBOR or LIBOR based on an interest period of one, three or six months, at the Company OP’s election, plus an applicable margin of 2.75%, payable quarterly in arrears. The loans under the Amended Credit Agreement, as amended by the Third Amendment, mature on December 31, 2014 and may be prepaid, in whole or in part, without premium or penalty, at the Company’s option, at any time. In addition, the Amended Credit Agreement, as amended by the Third Amendment, requires the prepayment of the loans at any time that the total outstanding loans exceed the borrowing base provided for therein.

The obligations under the Amended Credit Agreement, as amended by the Third Amendment, will continue to be secured by mortgages on the real property assets comprising the borrowing base. The obligations of the Company OP and the Additional Borrowers under the Amended Credit Agreement, as amended by the Third Amendment, have been guaranteed by the Company and Merger Sub. The Amended Credit Agreement, as amended by the Third Amendment, includes affirmative and negative covenants, financial performance covenants, and events of default that are customary for senior secured credit facilities of this type.

The summary description of the material terms of the Amended Credit Agreement and the Third Amendment contained in this Current Report on Form 8-K are not complete and are qualified in their entirety by reference to the Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 5, 2013, the Company completed its acquisition (the “Merger”) of Target pursuant to the Agreement and Plan of Merger, dated as of May 28, 2013 (the “Merger Agreement”), by and among the Company, the Company OP, Safari Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), the Target OP and CLF OP General Partner LLC, a Delaware limited liability company, a direct wholly owned subsidiary of Target and the sole general partner of the Target OP, whereby Target was merged with and into Merger Sub, with Merger Sub being the surviving entity. In addition, pursuant to the Merger Agreement, the Target OP completed its merger with and into the Company OP, with the Company OP being the surviving entity (the “Partnership Merger” and together with the Merger, the “Mergers”).

The Merger became effective upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware with an effective date of November 5, 2013. The Partnership Merger became effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware with an effective date of November 5, 2013.

In connection with the consummation of the Merger, each outstanding share of common stock of Target, other than shares owned by the Company, Target or any of their respective wholly owned subsidiaries, was converted into the right to receive $8.50 in cash, without interest (the “Common Merger Consideration”). Each outstanding share of preferred stock of Target (the “Target Preferred Stock”), other than shares owned by the Company, Target or any of their respective wholly owned subsidiaries, was converted into the right to receive an amount in cash, without interest, equal to $25.00 (the “Preferred Merger Consideration” and, together with the Common Merger Consideration, the “Merger Consideration”). The Target Preferred Stock consisted of (i) 8.125% Series A Cumulative Redeemable Preferred Stock, (ii) 8.375% Series B Cumulative Redeemable Preferred Stock and (iii) 7.25% Series C Cumulative Redeemable Preferred Stock. In addition, in connection with the Partnership Merger, each outstanding unit of equity ownership of the Target OP other than units owned by Target or any wholly owned subsidiary of Target was converted into the right to receive $8.50 in cash, without interest.

In addition, as provided in the Merger Agreement, immediately prior to the effective time of the Merger, (i) the vesting of shares of Target restricted stock was accelerated, and each such share was entitled to receive the Common Merger Consideration, and (ii) each Target performance share became fully earned and settled, and each share of Target Common Stock then-outstanding as a result of such settled Target performance shares was entitled to receive the Common Merger Consideration.

The summary description of the material terms of the Merger Agreement contained in this Current Report on Form 8-K (including the description of the Merger Consideration) is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 28, 2013.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

As previously disclosed, the Company’s board of directors authorized the seventh increase to its annualized dividend from $0.910 per share to $0.940 per share per annum, contingent upon the closing of the Merger (the “Dividend Increase”), with such dividend to be paid commencing with the Company’s December 2013 dividend.

On November 5, 2013, the Company issued a press release announcing the completion of the Mergers and the Dividend Increase. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)     Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 9, 2007, by and among CapLease, Inc., Caplease, LP, Caplease Debt Funding, LP, Caplease Services Corp., Caplease Credit LLC and Deutsche Bank Trust Company Americas, as trustee.
4.2	Supplemental Indenture, dated as of November 5, 2013, by and among American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., CapLease, Inc., Caplease, LP and Deutsche Bank Trust Company Americas, as trustee.
4.3	Junior Subordinated Indenture, dated as of December 13, 2005, by and between Caplease, LP and The Bank of New York Mellon, as trustee, as successor-in-trust to JPMorgan Chase Bank, National Association.
4.4	Supplemental Indenture, dated November 5, 2013, by and among ARC Properties Operating Partnership, L.P., Caplease, LP and The Bank of New York Mellon, as trustee, as successor-in-trust to JPMorgan Chase Bank, National Association.
10.1	Credit Agreement, dated June 29, 2012, by and among CapLease, Inc., Caplease, LP, certain subsidiaries of Caplease, LP party thereto and Wells Fargo Bank, National Association, as administrative agent and sole lender.
10.2	First Amendment to Credit Agreement, dated April 16, 2013, by and among CapLease, Inc., Caplease, LP, certain subsidiaries of Caplease, LP party thereto and Wells Fargo Bank, National Association, as administrative agent and sole lender.
10.3	Second Amendment to Credit Agreement, dated June 21, 2013, by and among CapLease, Inc., Caplease, LP, certain subsidiaries of Caplease, LP party thereto and Wells Fargo Bank, National Association, as administrative agent and sole lender.
10.4	Third Amendment to Credit Agreement, dated November 5, 2013, by and among American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., Safari Acquisition, LLC, certain subsidiaries of Safari Acquisition, LLC party thereto and Wells Fargo Bank, National Association, as administrative agent and sole lender.
99.1	Press Release, dated November 5, 2013, issued by American Realty Capital Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: November 5, 2013	By: /s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer and Chairman of the Board of Directors